EXHIBIT 24

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 7th day of March, 1996.

                                           /s/ PIER C. BORRA
                                        --------------------------
                                        Pier C. Borra, Director

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 7th day of March, 1996.


                                          /s/ GEORGE L. CHAPMAN
                                        ---------------------------
                                        George L. Chapman, Director

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 27th day of February, 1996.

                                       /s/ GEORGE CHOPIVSKY, JR.
                                    -------------------------------
                                    George Chopivsky, Jr., Director

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 7th day of March, 1996.


                                             /s/ BRUCE DOUGLAS
                                        ---------------------------
                                        Bruce Douglas, Director

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of March, 1996.

                                        /s/ RICHARD C. GLOWACKI
                                      -----------------------------
                                      Richard C. Glowacki, Director

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 16th day of February, 1996.

                                           /s/ SHARON M. OSTER
                                        ---------------------------
                                        Sharon M. Oster, Director

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 16th day of February, 1996.


                                        /s/ KATHLEEN S. PREPHAN
                                    -------------------------------
                                    Kathleen S. Prephan, Controller

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 7th day of March, 1996.

                                           /s/ ROBERT J. PRUGER
                                        ---------------------------
                                        Robert J. Pruger, Chief
                                           Financial Officer

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 7th day of March, 1996.

                                          /s/ BRUCE G. THOMPSON
                                        ---------------------------
                                        Bruce G. Thompson, Director
                                        Chairman of the Board and
                                        Principal Executive Officer

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 29th day of February, 1996.

                                      /s/ RICHARD A. UNVERFERTH
                                    -------------------------------
                                    Richard A. Unverferth, Director

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1995, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND GEORGE L. CHAPMAN his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 21st day of February, 1996.

                                           /s/ FREDERIC D. WOLFE
                                        ---------------------------
                                        Frederic D. Wolfe, Director